Vision U.S. Government Securities Fund Vision New York Municipal Income Fund Vision Equity Income Fund Vision Growth and Income Fund Vision Capital Appreciation Fund Vision Money Market Fund Vision Treasury Money Market Fund Vision New York Tax-Free Money Market Fund (Portfolios of Vision Group of Funds, Inc.)
Supplement to Prospectuses dated June 30, 1997 and Prospectus (Vision Equity Income Fund only) dated September 25, 1997



(All Funds)



1. Please be advised that, effective December 1, 1997, the fees paid to Federated Services Company and its subsidiaries for administration, fund accounting, and transfer agency services have been revised in accordance with the following aggregate fee schedule (other than out-of-pocket expenses), such fees being calculated daily, payable monthly and not subject to any per portfolio minimum. This has no material change to the Funds' expense ratios as set forth in the fee table in the section "A Summary of the Funds' Expenses."



"Aggregate Fee Schedule for Administrative,  Fund Accounting and Transfer Agency
Services:



 Maximum                        Aggregate Daily Net Assets
   Fee                         of the Vision Group of Funds, Inc.


      0.14%                      on the first $1.4 billion
      0.10%                      on the next $750 million
      0.07%                      on assets in excess of $2.15 billion"




2. Please add the following as the last sub-section in the Prospectus section entitled "How to Exchange Shares."


     "Systematic Exchange Program



     If you desire to automatically exchange shares of a predetermined amount from one Fund into another Fund on a monthly, quarterly or annual basis, you may take advantage of a systematic exchange privilege. Exchanges are subject to investment minimums and any applicable sales charges. The minimum amount that may be exchanged is $25. Shareholders interested in participating in this program should contact M&T Bank's Mutual Fund Services for more information."














(Vision Money Market Fund, Vision Treasury Money Market Fund, and Vision New York Tax-Free Money Market Fund only)



On page 25 of the Prospectus, please update the subsection entitled "Certificates and Confirmations" with the following:



    "The Funds will no longer issue share certificates."





(Vision Capital Appreciation Fund only)



On page 36 of the Prospectus, in the subsection entitled "Dividends and Capital Gains," please replace the second sentence with the following two sentences:



     "The Growth and Income Fund declares and pays dividends quarterly. The Capital Appreciation Fund declares and pays dividends annually."






                                                               December 29, 1997













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      Cusip 92830F406 Cusip 92830F505 Cusip 92830F802 Cusip 92830F604 Cusip
      92830F703 Cusip 92830F307 Cusip 92830F109 Cusip 92830F208
     G00996-05 (12/97)                                      TRG00996-05 (12/97)